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                                                                      EXHIBIT 21


                             Teleflex Incorporated
                                  Subsidiaries

SUBSIDIARY                                           JURISDICTION          PARENT                               PERCENTAGE
                                                     OF INCORP.
1950 Williams Drive, LLC                             Delaware          TFX Equities                             100
4045181 Canada Inc.                                  Ontario           Teleflex Holding Company                 100
Advanced Thermodynamics Inc.                         Ontario           Teleflex Holding Company                 100
Access Medical S.A.                                  France            TFX International S.A.                   100
AeroForge Corporation                                Indiana           TFX Equities                             100
Air Cargo Equipment Corporation                      Delaware          Telair (CA)                              100
Airfoil Technologies International-California, Inc   Delaware          TFX Equities                             100(1)
Airfoil Technologies International-Ohio, Inc. (APS)  Delaware          Airfoil Technologies Internat'l LLC      60 (2)
Airfoil Technologies International LLC               Delaware          TFX Equities                             51 (3)
Airfoil Technologies International-UK, Ltd.          UK                Airfoil Technologies Internat'l LLC      60 (4)
Airfoil Technologies Singapore PTE LTD               Singapore         Teleflex Holding Singapore Ptc.Ltd.      51 (5)
American General Aircraft Holding Co., Inc.          Delaware          Teleflex                                 74
Astraflex Limited                                    UK                TFX Group Ltd.                           100
Autogas Techniek Holland B.V.                        Netherlands       United Parts Group B.V.                  100
Bavaria Cargo Technologie GmbH                       Germany           Telair International GmbH                100
Capro de Mexico, S.A. de C.V.                        Mexico            TFX International Corp.                  99.99 (6)
Capro, Ltd.                                          Texas             Teleflex                                 100 *
Capro-Casiraghi S.r.l.                               Italy             Capro                                    100
Capro-Hungary Service Parts Manufacturing LLC        Hungary           TFX Group Ltd.                           96.67 (7)
CCT De'Couper Industries, Inc.                       Michigan          Comcorp Technologies, Inc.               100
CCT Plymouth Stamping Company                        Michigan          Comcorp Technologies, Inc.               100
CCT Thomas Die & Stamping, Inc.                      Michigan          CCT De'Couper Industries, Inc.           100
Cepco Precision Company of Canada, Inc.              Canada            Sermatech Engineering                    100
Chemtronics International Ltd.                       UK                Sermatech (U.K.) Limited                 100
Teleflex Automotive Sweden                           Sweden            United Parts Driver Control Systems AB   100
Comcorp Inc.                                         Michigan          Teleflex                                 100
Comcorp Technologies, Inc.                           Michigan          Teleflex                                 100
Comfort Pedals, Inc.                                 Michigan          Comcorp, Inc.                            100
Compart Automotive B.V.                              The Netherlands   United Parts Group B.V.                  100
Entech, Inc.                                         New Jersey        TFX Equities                             100
Gator-Gard Incorporated                              Delaware          Sermatech                                100
Inmed (Malaysia) Holdings Sdn. Berhad                Malaysia          Willy Rusch GmbH                         100
Inmed Acquisition, Inc.                              Delaware          Teleflex                                 100
Inmed Corporation (8)                                Georgia           Teleflex                                 100
Intelligent Applications Limited                     UK                TFX Group Ltd.                           100
Koltec-Necam, B.V.                                   Netherlands       United Parts Group B.V.                  100
Lehr Precision, Inc.                                 Ohio              Teleflex                                 100
Lipac Liebinzeller Verpackungs-GmbH                  Germany           Willy Rusch GmbH                         100

                             Teleflex Incorporated
                                  Subsidiaries


SUBSIDIARY                                           JURISDICTION          PARENT                               PERCENTAGE
                                                     OF INCORP.
Mal Tool & Engineering Limited                       UK                TFX Group Ltd.                           100
McKechnie Engineered Plastics Limited and            UK                Teleflex Incorporated                    100
 McKechnie Vehicle Components USA, Inc.              Delaware          Teleflex Incorporated                    100
Meddig Medizintechnik Vertriebs-GmbH                 Germany           Rusch G B                                87.5
Medical Service Vertriebs-GmbH                       Germany           Willy Rusch GmbH                         100
Mediland Rusch Care S.r.l.                           Italy             Rusch Italia S.A.R.L.                    100
Teleflex Megatech Inc.                               Ontario           TFX Holding LP                           100
Morse Controls S.L. Spain                            Spain             TFX Equities                             100
Norland Plastics Company                             Delaware          TFX Equities                             100
Pilling Weck Chiurgische Produkte GmbH               Germany           TFX Holding GmbH                         100
Pilling Weck Incorporated                            Delaware          Teleflex                                 100
Pilling Weck Incorporated                            Pennsylvania      Teleflex                                 100**
Pilling Weck (Asia) PTE Ltd. (9)                     Singapore         Pilling Weck (PA)                        99.99
Pilling Weck (Canada)Ltd.                            Canada            Teleflex Holding Company                 100
Pilling Weck Canada L.P.                             Canada            TFX Holding LP                           99.9 (10)
Pilling Weck n.v.                                    Belgium           TFX International S.A.                   100
Productos Aereos, S.A. de C.V.                       Mexico            Telair International (CA)                99.99 (11)
RMH Controls Limited                                 UK                Morse Controls Limited                   100
Rusch Asia Pacific Sdn. Berhad                       Malaysia          Inmed (Malaysia) Holdings                100
Rusch Austria GmbH                                   Austria           Teleflex Holdings Netherlands B.V.       90 (12)
Rusch (UK) Ltd.                                      UK                TFX Group Ltd.                           100
Rusch France S.A.R.L.                                France            Rusch G B                                100
Rusch Hospital (13)                                  Germany           Willy Rusch GmbH                         100
Rusch Hospital S.r.l.                                Italy             Rusch Italia S.A.R.L.                    100
Rusch Italia S.A.R.L.                                Italy             Willy Rusch GmbH                         100
Rusch Manufacturing (UK) Ltd.                        UK                TFX Group Ltd.                           100
Rusch Manufacturing Sdn. Berhad                      Malaysia          Inmed (Malaysia) Holdings                96.5
Rusch Medical, S.A. (14)                             France            TFX International S.A.                   100
Rusch Mexico, S.A. de C.V.                           Mexico            Teleflex                                 99 (15)
Rusch Sdn. Berhad                                    Malaysia          Inmed (Malaysia) Holdings                96.5
Rusch Uruguay Ltda.                                  Uruguay           Rusch G B                                60
Rusch-Pilling Limited                                Canada            Teleflex Holding Canada LP               100
Rusch-Pilling S.A.                                   France            TFX International S.A.                   100
S. Asferg Hospitalsartikler ApS                      Denmark           Teleflex                                 100
Scandinavian Bellyloading Internat'l, Inc.           California        Teleflex                                 100
Sermatech (Canada) Ltd.                              Canada            Teleflex Holding Company                 100
Sermatech de Mexico s. de R.L. de C.V.               Mexico            TFX Equities                             99.97 (16)
Sermatech Engineering Group, Inc.                    Delaware          Teleflex                                 100

                             Teleflex Incorporated
                                  Subsidiaries


SUBSIDIARY                                           JURISDICTION          PARENT                               PERCENTAGE
                                                     OF INCORP.
Sermatech Gas-Path (Asia) Ltd.                       Thailand          Sermatech                                100
Sermatech (Germany) GmbH                             Germany           TFX Holding GmbH                         100
Sermatech International Incorporated                 PA                Teleflex                                 100
Sermatech Korea, Ltd.                                Korea             Sermatech                                51 (17)
Sermatech-Mal Tool SARL                              France            TFX International S.A.                   100 (18)
Sermatech Power Solutions L.P.                       Canada            TFX Holding LP                           99.9 (19)
Sermatech Private Limited                            India             Sermatech International, Inc.            64 (20)
Sermatech-Tourolle S.A.                              France            TFX International S.A.                   100
Sermatech (U.K.) Limited                             UK                TFX Group Ltd.                           100
SermeTel Technical Services (STS) GmbH               Germany           TFX Holding GmbH                         100
Sierra International Inc.                            Illinois          TFX Equities                             100
Simal S.A.                                           Belgium           TFX International S.A.                   100
Southwest Wire Rope, LP.                             Texas             Capro, Ltd.                              100 ***
SSI Surgical Services, Inc. (21)                     New York          TFX Equities                             85
Technology Development Corporation                   Pennsylvania      TFX Equities                             100
Technology Holding Company                           Delaware          TFX Equities                             100
Technology Holding Company II                        Delaware          Technology Holding Company III           100
Technology Holding Company III                       Delaware          Techsonic Industries, Inc.               66 (22)
Techsonic Industries, Inc.                           Alabama           TFX Equities                             100
Telair International AB                              Sweden            Telair International GmbH                100 (23)
Telair International GmbH                            Germany           TFX Holding GmbH                         100
Telair International Incorporated (24)               California        Teleflex                                 100
Telair International Incorporated                    Delaware          Teleflex                                 100
Telair International Services GmbH (25)              Germany           Bavaria Cargo Technologie                100
Telair International Services PTE LTD                Singapore         Telair International GmbH                70.5 (26)
Teleflex (Canada) Limited                            Canada(B.C.)      Teleflex Holding Company                 100
Teleflex Automotive (Co-Partnership)                 Michigan          Teleflex                                 99 (27)
Teleflex Automotive Germany GmbH (28)                Germany           UPDC Systems (Holding) GmbH              100
Teleflex Automotive Incorporated                     Delaware          Teleflex                                 100
Teleflex Automotive de Mexico S.A. de C.V.           Mexico            TFX Equities                             99.9 (29)
Teleflex Automotive Manufacturing
  Corporation                                        Delaware          Teleflex                                 100
Teleflex do Brasil S.A.                              Brasil            TFX Equities                             100
Teleflex Canada LP                                   Canada            TFX Holding LP                           99.9 (30)
Teleflex Capro Pty Ltd                               Australia         Teleflex Morse Pty Limited               100
Teleflex-CT Devices Incorporated                     Delaware          Teleflex Incorporated                    100 ****
Telelfex Fluid Systems (Europe) BV                   Netherlands       United Parts Group B.V.                  100

                             Teleflex Incorporated
                                  Subsidiaries


SUBSIDIARY                                           JURISDICTION          PARENT                               PERCENTAGE
                                                     OF INCORP.
Teleflex Fluid Systems (Europe) SA                   Spain             Rusch Austria GmbH                       100
Teleflex Fluid Systems, Inc.                         Connecticut       Teleflex                                 100
Teleflex Fluid Systems (UK) Limited                  UK                Teleflex Machine Products, Inc.          100
Teleflex Funding Corporation                         Delaware          Teleflex Incorporated                    40 (31)
TeleflexGFI Control Systems, Inc.                    Delaware          Teleflex Holding Company                 100 (32)
Teleflex GFI Control Systems LP                      Canada            TFX Holding LP                           99.9 (33)
Teleflex GFI Europe B.V.                             Netherlands       United Parts Group B.V.                  100
Teleflex Holding Company                             Canada            TFX North America Inc.                   100
Teleflex Holding Malta I                             Malta             TFX Equities Incorporated                100
Teleflex Holding Malta II                            Malta             Teleflex Holding Malta I                 100
Teleflex Holding Netherlands B.V.                    Netherlands       Teleflex Holding Malta II                100
Teleflex Holding Singapore Ptc. Ltd.                 Singapore         Teleflex Holding Netherlands B.V.        100
Teleflex Industries Limited                          UK                Teleflex UK Limited                      100
Teleflex Limited                                     UK                Morse Control Ltd.                       100
Teleflex Machine Products, Inc.                      Delaware          Teleflex Fluid                           100
Teleflex Medical Private Limited                     India             TFX Equities                             50
Teleflex Morse GmbH                                  Germany           TFX Holding GmbH                         100
Teleflex Morse Limited                               UK                Morse Control Ltd.                       100
Teleflex-Morse (N.Z.) Limited                        New Zealand       Teleflex Morse Pty. Limited              100
Teleflex Morse Pte. Ltd.                             Singapore         Pilling Weck Asia Pte. Ltd.              100
Teleflex Morse PTY Limited                           Australia         Teleflex Morse Limited                   100
Teleflex Morse Stockholm AB (formerly Morse
    Controls AB)                                     Sweden            Morse Controls Ltd.                      100
Teleflex UK Limited                                  UK                TFX Group Ltd.                           100
TFX Automotive LTD (34)                              UK                TFX Group Ltd.                           100
TFX Engineering Ltd.                                 Bermuda           Rusch Austria GmbH                       100
TFX Equities Incorporated                            Delaware          Teleflex                                 100
TFX Financial Services (UK)                          UK                TFX Engineering Ltd. (Bermuda)           100
TFX Foreign Sales Corporation                        Barbados          TFX International Corp.                  100
TFX Group Limited                                    UK                Rusch Austria GmbH                       100
TFX Holding LP                                       Canada            Teleflex Holding Company                 99.9 (35)
TFX Holding GmbH                                     Germany           Rusch Austria GmbH                       100
TFX International Corporation                        Delaware          Teleflex                                 100
TFX International S. A.                              France            Teleflex                                 100
TFX Marine Incorporated                              Delaware          Teleflex                                 100
TFX Medical Incorporated                             Delaware          Teleflex                                 100
TFX North America Inc.                               Delaware          Teleflex                                 96 (36)

                             Teleflex Incorporated
                                  Subsidiaries

SUBSIDIARY                                           JURISDICTION          PARENT                               PERCENTAGE
                                                     OF INCORP.
TFX Medical Wire Products, Inc.                      Delaware          TFX Equities                             100
TFX Scandinavia AB (37)                              Sweden            Teleflex                                 100
The ISPA Company                                     Maryland          Sermatech                                100
Top Surgical GmbH                                    Germany           PW Chiurgische Produkte GmbH             100
Turbine Technology Services Corporation              New York          Sermatech                                100
United Parts Driver's Control Systems AB             Sweden            Telair International GmbH                100
United Parts Driver Control Systems B.V.             The Netherlands   United Parts Group B.V.                  100
United Parts Driver Control Systems (UK) Ltd         UK                TFX Group Ltd.                           100
United Parts Driver Control Systems (Holding) GmbH   Germany           United Parts Group B.V.                  94 (38)
United Parts de Mexico SA de CV                      Mexico            United Parts Group B.V.                  99.998 (39)
United Parts France S.A.                             France            TFX International S.A.                   100
United Parts Group B.V.                              The Netherlands   Willy Rusch Grundstucks and
                                                                       Beteiligungs AG + Co KG (Rusch G B")     100
United Parts FHS Automobile Systeme GmbH             Germany           UPDC Systems (Holding) GmbH              99.9 (40)
United Parts s.a.                                    France            TFX International s.a.                   100
United Parts Slovakia sro                            Slovakia          UPDC Systems BV                          100
Victor Huber GmbH                                    Germany           Willy Rusch GmbH                         100
Willy Rusch GmbH                                     Germany           TFX Holding GmbH                         100
Willy Rusch Grundstucks und
 Beteiligungs AG + Co KG ("Rusch G B")               Germany           Willy Rusch GmbH                         99.8 (41)


* In 2003, this corporation converted to a Texas Limited Partnership. GP is Capro GP LLC; LP is Capro LP LLC.

**    Purchased the assets of Beere Medical Precision Instruments in 2002.

*** In 2003, the Southwest Wire Rope entities merged into Southwest Wire Rope, Inc., and the corporation was converted to a Texas Limited Partnership. GP is Southwest Wire Rope GP LLC; LP is Capro Ltd.

****  Purchased the assets of Genzyme Corporation.

1.    Formerly Airfoil Management Company

2.    40% owned by TFX Equities. Formerly Aviation Product Support, Inc.

3.    49% owned by General Electric Company.

4.    40% owned by TFX Equities. Formerly Sermatech Repair Services Limited

5.    49% owned by General Electric Singapore.

6.    One share (.002%) is owned by TFX Equities.

7.    3.33% owned by Capro, Ltd.

                             Teleflex Incorporated
                                  Subsidiaries

SUBSIDIARY                                           JURISDICTION          PARENT                               PERCENTAGE
                                                     OF INCORP.

8.    Trades under name "Rusch Inc."

9. Formerly Rusch-Pilling (Asia) PTE LTD. -- 13 shares owned by Eric Cheong Pak Koon, 27 shares owned by Jim Yoncheck.

10.   .1% owned by Pilling Weck (Canada) Ltd.

11.   .01% owned by Air Cargo Equipment Corporation


12.   10% owned by Teleflex Incorporated

13.   Formerly Asid Bonz GmbH.

14.   Formerly Europe Medical, S.A.

15.   1% owned by Rusch Inc.

16.   .03% owned by TFX International Corporation

17.   49% owned by Aerospace Industries Ltd.

18.   Formerly Mal Tool & Engineering SARL.

19.   .1% owned by Sermatech (Canada) Ltd.

20.   26% owned by AVT; 10% owned by ATTS

21.   Formerly Medical Sterilization, Inc.

22.   34% owned by ten other subsidiary companies.


23.   Formerly Scandinavian Bellyloading Co. AB

24.   Formerly The Talley Corporation. Trades under name "Teleflex Control
      Systems."

25.   Formerly Telair Cargo Electronic Systems GmbH.

26.   29.5% owned by TPA PTE LTD & Mr. Chan.

27.   1% owned by TFX Equities

28. New name for merger of former companies, United Parts Automotive Engineering GmbH and United Parts Germany GmbH

29.   One share (.1%) is owned by TFX International Corporation.

30.   .1% owned by Teleflex (Canada) Limited

31.   60% owned by GSS Holding, Inc.

32.   Formerly GFI-USA, Inc.

33.   .1% owned by Teleflex GFI Control Systems, Inc.

34.   Formerly S.J. Clark (Cables) Limited. Trades under name "Clarks Cables."

35.   .1% owned by 4045181 Canada Inc.


36.   Teleflex owns 100% of voting stock; non-voting stock held by Pilling Weck
      (PA) 56.75 shares; Sermatech International 157.73 shares

37.   Formerly TX Controls AB.

38.   6% owned by Compart Automotive B.V.

39.   0.002% owned by Compart Automotive B.V.

40.   0.1% owned by Arminium Treuhand.

41.   Two shares (.2%) owned by Inmed Corporation